Exhibit 99.1

Brookfield Asset Management Ltd.

Supplemental Financial Disclosure

Beginning with the release of results for the third quarter ending September 30, 2026, expected to be released on November 6th, 2026, Brookfield Asset Management Ltd. (“BAM”, “we” or “our”) intends to revise its presentation of Fee Revenues, a non-GAAP financial measure, and the presentation of expenses within Fee Related Earnings, a non-GAAP financial measure, and Fee-Bearing Capital, a supplemental financial measure. Specifically, the revised presentation will provide additional detail with respect to BAM’s partner managers by presenting BAM’s proportionate share of fee revenues and expenses attributable to such partner managers, rather than presenting BAM’s share of fee-related earnings from such partner managers on a net basis. In addition, BAM will revise the Fee-Bearing Capital presentation included for its partner managers to better align with their fee revenue profile. BAM believes this enhanced presentation will provide analysts and investors with greater transparency into the revenue and expense profile of these businesses, which have become a larger contributor to BAM’s credit business, and assist them in understanding and modeling BAM’s results.

This presentation includes references to Fee Revenues, Fee-Related Earnings, and Distributable Earnings, which are non-GAAP measures. Fee Revenues is comprised of base management fees, incentive distributions, performance fees and transaction and advisory fees excluding carried interest. Fee-Related Earnings is comprised of fee revenues less direct costs associated with earning those fees, which include employee expenses and professional fees as well as business related technology costs, and other shared services. Distributable Earnings is a Non-GAAP measure that provides insight into earnings that are available for distribution to common shareholders or to be reinvested into the business and is calculated as the sum of fee-related earnings and realized carried interest; returns from our corporate cash and financial assets; interest expense; cash taxes; excluding equity-based compensation costs.  We use these measures to provide additional insight into the operating profitability of our asset management activities.  Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP are included in this presentation. Management assesses the performance of its business based on these non-GAAP financial measures. These non-GAAP financial measures should be considered in addition to, and not as a substitute for or superior to, net income or other financial measures presented in accordance with U.S. GAAP.

Brookfield Asset Management Ltd. Supplemental Financial Disclosure

New Presentation
FRE and DE ($Millions, except per share amounts)	Last Three Months Ended								Last Twelve Months Ended
	Q3-24	Q4-24	Q1-25	Q2-25	Q3-25	Q4-25	Q1-26	Q2-26	Q2-26	Q2-25

Fee Revenues	$ 1,261	$ 1,273	$ 1,341	$ 1,351	$ 1,459	$ 1,591	$ 1,507	$ 1,587	$ 6,144	$ 5,226
Direct Costs	(589)	(568)	(624)	(656)	(685)	(700)	(713)	(757)	(2,855)	(2,437)
Total Fee-Related Earnings	672	705	717	695	774	891	794	830	3,289	2,789
Amounts not attributable to BAM[1]	(28)	(28)	(19)	(19)	(20)	(24)	(22)	(22)	(88)	(94)
Fee-Related Earnings (FRE)	$ 644	$ 677	$ 698	$ 676	$ 754	$ 867	$ 772	$ 808	$ 3,201	$ 2,695
FRE Margin at Our Share[2]	55%	57%	55%	53%	55%	58%	54%	54%	55%	55%

Distributable Earnings (DE)	$ 619	$ 649	$ 654	$ 613	$ 661	$ 767	$ 702	$ 707	$ 2,837	$ 2,535

Per Share
Fee-Related Earnings	$ 0.39	$ 0.42	$ 0.43	$ 0.42	$ 0.46	$ 0.53	$ 0.48	$ 0.50	$ 1.97	$ 1.65
Distributable Earnings	0.38	0.40	0.40	0.38	0.41	0.47	0.43	0.44	1.75	1.56

Total diluted weighted average shares during the period	1,630.6	1,630.5	1,629.8	1,628.2	1,630.9	1,626.7	1,619.3	1,612.5	1,622.3	1,629.8

Old Presentation
FRE and DE ($Millions, except per share amounts)	Last Three Months Ended								Last Twelve Months Ended
	Q3-24	Q4-24	Q1-25	Q2-25	Q3-25	Q4-25	Q1-26	Q2-26	Q2-26	Q2-25
Fee Revenues	$ 1,210	$ 1,235	$ 1,300	$ 1,285	$ 1,390	$ 1,512	$ 1,426	$ 1,494	$ 5,822	$ 5,030
Direct Costs	(538)	(530)	(583)	(590)	(616)	(621)	(632)	(664)	(2,533)	(2,241)
Total Fee-Related Earnings	672	705	717	695	774	891	794	830	3,289	2,789
Amounts not attributable to BAM[1]	(28)	(28)	(19)	(19)	(20)	(24)	(22)	(22)	(88)	(94)
Fee-Related Earnings (FRE)	$ 644	$ 677	$ 698	$ 676	$ 754	$ 867	$ 772	$ 808	$ 3,201	$ 2,695
FRE Margin at Our Share[2]	58%	59%	57%	56%	58%	61%	57%	57%	58%	57%

Distributable Earnings (DE)	$ 619	$ 649	$ 654	$ 613	$ 661	$ 767	$ 702	$ 707	$ 2,837	$ 2,535

Per Share
Fee-Related Earnings	$ 0.39	$ 0.42	$ 0.43	$ 0.42	$ 0.46	$ 0.53	$ 0.48	$ 0.50	$ 1.97	$ 1.65
Distributable Earnings	0.38	0.40	0.40	0.38	0.41	0.47	0.43	0.44	1.75	1.56

Total diluted weighted average shares during the period	1,630.6	1,630.5	1,629.8	1,628.2	1,630.9	1,626.7	1,619.3	1,612.5	1,622.3	1,629.8

Change
FRE and DE ($Millions, except per share amounts)	Last Three Months Ended								Last Twelve Months Ended
	Q3-24	Q4-24	Q1-25	Q2-25	Q3-25	Q4-25	Q1-26	Q2-26	Q2-26	Q2-25
Fee Revenues	$ 51	$ 38	$ 41	$ 66	$ 69	$ 79	$ 81	$ 93	$ 322	$ 196
Direct Costs	(51)	(38)	(41)	(66)	(69)	(79)	(81)	(93)	(322)	(196)
Total Fee-Related Earnings	-	-	-	-	-	-	-	-	-	-
Amounts not attributable to BAM[1]	-	-	-	-	-	-	-	-	-	-
Fee-Related Earnings (FRE)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
FRE Margin at Our Share[2]	-3%	-2%	-2%	-3%	-3%	-3%	-3%	-3%	-3%	-2%

Distributable Earnings (DE)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Per Share
Fee-Related Earnings	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Distributable Earnings	-	-	-	-	-	-	-	-	-	-

Total diluted weighted average shares during the period	-	-	-	-	-	-	-	-	-	-

Brookfield Asset Management Ltd. Supplemental Financial Disclosure

Credit

New Presentation
Fee-Bearing Capital ($Billions)	As of
	Q3-24	Q4-24	Q1-25	Q2-25	Q3-25	Q4-25	Q1-26	Q2-26
Opportunistic Credit[3]	$ 26	$ 25	$ 24	$ 23	$ 24	$ 24	$ 24	$ 24
Private Credit[4]	62	59	61	63	62	70	69	70
Structured Credit and Other	13	12	13	14	15	17	16	17
Long-Term Private Funds	101	96	98	100	101	111	109	111
Opportunistic Credit[5]	2	2	2	2	3	3	3	3
Private Credit[6]	42	43	48	48	49	57	47	69
Perpetual Liquid Credit[7]	55	57	57	57	58	56	67	84
Permanent Capital and Perpetual Strategies	99	102	107	107	110	116	117	156
Liquid Credit	69	68	70	71	75	77	79	81
Liquid Strategies	69	68	70	71	75	77	79	81
Total Credit	$ 269	$ 266	$ 275	$ 278	$ 286	$ 304	$ 305	$ 349

Old Presentation
Fee-Bearing Capital ($Billions)	As of
	Q3-24	Q4-24	Q1-25	Q2-25	Q3-25	Q4-25	Q1-26	Q2-26
Opportunistic Credit[3]	$ 26	$ 25	$ 24	$ 23	$ 24	$ 24	$ 24	$ 24
Private Credit[4]	37	38	38	39	40	47	47	48
Structured Credit and Other	13	12	13	14	15	17	16	17
Long-Term Private Funds	76	75	75	76	79	88	87	89
Opportunistic Credit[5]	2	2	2	2	3	3	3	3
Private Credit[6]	42	43	48	47	48	56	46	68
Perpetual Liquid Credit[7]	55	57	57	57	58	56	67	84
Permanent Capital and Perpetual Strategies	99	102	107	106	109	115	116	155
Liquid Credit	69	68	70	71	75	77	79	81
Liquid Strategies	69	68	70	71	75	77	79	81
Total Credit	$ 244	$ 245	$ 252	$ 253	$ 263	$ 280	$ 282	$ 326

Change
Fee-Bearing Capital ($Billions)	As of
	Q3-24	Q4-24	Q1-25	Q2-25	Q3-25	Q4-25	Q1-26	Q2-26
Opportunistic Credit[3]	$ -	$ -	$ -	$ -	$ -	$ -	$ -	-
Private Credit[4]	25	21	23	24	22	23	22	22
Structured Credit and Other	-	-	-	-	-	-	-	-
Long-Term Private Funds	25	21	23	24	22	23	22	22
Opportunistic Credit[5]	-	-	-	-	-	-	-	-
Private Credit[6]	-	-	-	1	1	1	1	1
Perpetual Liquid Credit[7]	-	-	-	-	-	-	-	-
Permanent Capital and Perpetual Strategies	-	-	-	1	1	1	1	1
Liquid Credit	-	-	-	-	-	-	-	-
Liquid Strategies	-	-	-	-	-	-	-	-
Total Credit	$ 25	$ 21	$ 23	$ 25	$ 23	$ 24	$ 23	$ 23

New Presentation
Fee Revenues ($Millions)
	Last Three Months Ended								Last Twelve Months Ended
	Q3-24	Q4-24	Q1-25	Q2-25	Q3-25	Q4-25	Q1-26	Q2-26	Q2-26	Q2-25
Base Management Fees
Long-term private funds	$ 242	$ 237	$ 259	$ 236	$ 240	$ 265	$ 261	$ 273	$ 1,039	$ 974
Permanent Capital and Perpetual strategies	117	111	105	160	197	198	193	232	820	493
Liquid Strategies	62	64	64	62	67	68	66	71	272	252
Total Base Management Fees	421	412	428	458	504	531	520	576	2,131	1,719
Transaction and Advisory Fees	2	14	10	7	20	23	26	26	95	33
Total Fee Revenues	$ 423	$ 426	$ 438	$ 465	$ 524	$ 554	$ 546	$ 602	$ 2,226	$ 1,752

Old Presentation
Fee Revenues ($Millions)
	Last Three Months Ended								Last Twelve Months Ended
	Q3-24	Q4-24	Q1-25	Q2-25	Q3-25	Q4-25	Q1-26	Q2-26	Q2-26	Q2-25
Base Management Fees
Long-term private funds	$ 192	$ 213	$ 228	$ 226	$ 268	$ 280	$ 277	$ 288	$ 1,113	$ 859
Permanent Capital and Perpetual strategies	117	111	105	111	120	127	122	150	519	444
Liquid Strategies	62	64	64	62	67	68	66	71	272	252
Total Base Management Fees	371	388	397	399	455	475	465	509	1,904	1,555
Transaction and Advisory Fees	1	-	-	-	-	-	-	-	-	1
Total Fee Revenues	$ 372	$ 388	$ 397	$ 399	$ 455	$ 475	$ 465	$ 509	$ 1,904	$ 1,556

Change
Fee Revenues ($Millions)
	Last Three Months Ended								Last Twelve Months Ended
Base Management Fees	Q3-24	Q4-24	Q1-25	Q2-25	Q3-25	Q4-25	Q1-26	Q2-26	Q2-26	Q2-25
Long-term private funds	$ 50	$ 24	$ 31	$ 10	$ (28)	$ (15)	$ (16)	$ (15)	$ (74)	$ 115
Permanent Capital and Perpetual strategies	-	-	-	49	77	71	71	82	301	49
Liquid Strategies	-	-	-	-	-	-	-	-	-	-
Total Base Management Fees	50	24	31	59	49	56	55	67	227	164
Transaction and Advisory Fees	1	14	10	7	20	23	26	26	95	32
Total Fee Revenues	$ 51	$ 38	$ 41	$ 66	$ 69	$ 79	$ 81	$ 93	$ 322	$ 196

Brookfield Asset Management Ltd. Supplemental Financial Disclosure

New Presentation
Fee-Related Earnings and Distributable Earnings Detail ($Millions)	Last Three Months Ended								Last Twelve Months Ended
	Q3-24	Q4-24	Q1-25	Q2-25	Q3-25	Q4-25	Q1-26	Q2-26	Q2-26	Q2-25
Base Management Fees
Infrastructure	$ 236	$ 230	$ 227	$ 235	$ 240	$ 249	$ 254	$ 266	$ 1,009	$ 928
Energy	127	138	135	158	197	186	173	182	738	558
Private Equity	112	107	105	106	110	132	123	141	506	430
Real Estate	248	249	318	261	256	255	253	259	1,023	1,076
Credit	421	412	428	458	504	531	520	576	2,131	1,719
Incentive Distributions and Performance Fees	106	106	117	116	116	212	132	129	589	445
Transaction and Advisory Fees	11	31	11	17	36	26	52	34	148	70
Total Fee Revenues	1,261	1,273	1,341	1,351	1,459	1,591	1,507	1,587	6,144	5,226
Direct Costs
Compensation and Benefits	(435)	(414)	(457)	(459)	(470)	(482)	(496)	(512)	(1,960)	(1,765)
Other Expenses	(154)	(154)	(167)	(197)	(215)	(218)	(217)	(245)	(895)	(672)
Total Direct Costs	(589)	(568)	(624)	(656)	(685)	(700)	(713)	(757)	(2,855)	(2,437)
Total Fee-Related Earnings	672	705	717	695	774	891	794	830	3,289	2,789
Amounts not attributable to BAM[1]	28	28	19	19	20	24	22	22	88	94
Fee-Related Earnings (FRE)	$ 644	$ 677	$ 698	$ 676	$ 754	$ 867	$ 772	$ 808	$ 3,201	$ 2,695
Add: Investment & Other Income (Net of Interest Expense)[8]	51	52	33	14	(6)	(8)	11	(27)	(30)	150
Add: Equity-Based Compensation Costs	8	8	14	11	11	8	14	23	56	41
Less: Cash Taxes	(84)	(88)	(91)	(88)	(98)	(100)	(95)	(97)	(390)	(351)
Distributable Earnings (DE)	$ 619	$ 649	$ 654	$ 613	$ 661	$ 767	$ 702	$ 707	$ 2,837	$ 2,535
FRE as % of Pre-tax DE	104%	104%	94%	110%	114%	113%	97%	100%	99%	93%

Old Presentation
Fee-Related Earnings and Distributable Earnings Detail ($Millions)	Last Three Months Ended								Last Twelve Months Ended
	Q3-24	Q4-24	Q1-25	Q2-25	Q3-25	Q4-25	Q1-26	Q2-26	Q2-26	Q2-25
Base Management Fees
Infrastructure	$ 236	$ 230	$ 227	$ 235	$ 240	$ 249	$ 254	$ 266	$ 1,009	$ 928
Energy	127	138	135	158	197	186	173	182	738	558
Private Equity	112	107	105	106	110	132	123	141	506	430
Real Estate	248	249	318	261	256	255	253	259	1,023	1,076
Credit	371	388	397	399	455	475	465	509	1,904	1,555
Incentive Distributions and Performance Fees	106	106	117	116	116	212	132	129	589	445
Transaction and Advisory Fees	10	17	1	10	16	3	26	8	53	38
Total Fee Revenues	1,210	1,235	1,300	1,285	1,390	1,512	1,426	1,494	5,822	5,030
Direct Costs
Compensation and Benefits	(401)	(386)	(425)	(431)	(438)	(443)	(453)	(463)	(1,797)	(1,643)
Other Expenses	(137)	(144)	(158)	(159)	(178)	(178)	(179)	(201)	(736)	(598)
Total Direct Costs	(538)	(530)	(583)	(590)	(616)	(621)	(632)	(664)	(2,533)	(2,241)
Total Fee-Related Earnings	672	705	717	695	774	891	794	830	3,289	2,789
Amounts not attributable to BAM[1]	28	28	19	19	20	24	22	22	88	94
Fee-Related Earnings (FRE)	$ 644	$ 677	$ 698	$ 676	$ 754	$ 867	$ 772	$ 808	$ 3,201	$ 2,695
Add: Investment & Other Income (Net of Interest Expense)[8]	51	52	33	14	(6)	(8)	11	(27)	(30)	150
Add: Equity-Based Compensation Costs	8	8	14	11	11	8	14	23	56	41
Less: Cash Taxes	(84)	(88)	(91)	(88)	(98)	(100)	(95)	(97)	(390)	(351)
Distributable Earnings (DE)	$ 619	$ 649	$ 654	$ 613	$ 661	$ 767	$ 702	$ 707	$ 2,837	$ 2,535
FRE as % of Pre-tax DE	104%	104%	94%	110%	114%	113%	97%	100%	99%	93%

Change
Fee-Related Earnings and Distributable Earnings Detail ($Millions)	Last Three Months Ended								Last Twelve Months Ended
	Q3-24	Q4-24	Q1-25	Q2-25	Q3-25	Q4-25	Q1-26	Q2-26	Q2-26	Q2-25
Base Management Fees
Infrastructure	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Energy	-	-	-	-	-	-	-	-	-	-
Private Equity	-	-	-	-	-	-	-	-	-	-
Real Estate	-	-	-	-	-	-	-	-	-	-
Credit	50	24	31	59	49	56	55	67	227	164
Incentive Distributions and Performance Fees	-	-	-	-	-	-	-	-	-	-
Transaction and Advisory Fees	1	14	10	7	20	23	26	26	95	32
Total Fee Revenues	51	38	41	66	69	79	81	93	322	196
Direct Costs
Compensation and Benefits	(34)	(28)	(32)	(28)	(32)	(39)	(43)	(49)	(163)	(122)
Other Expenses	(17)	(10)	(9)	(38)	(37)	(40)	(38)	(44)	(159)	(74)
Total Direct Costs	(51)	(38)	(41)	(66)	(69)	(79)	(81)	(93)	(322)	(196)
Total Fee-Related Earnings	-	-	-	-	-	-	-	-	-	-
Amounts not attributable to BAM[1]	-	-	-	-	-	-	-	-	-	-
Fee-Related Earnings (FRE)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Add: Investment & Other Income (Net of Interest Expense)[8]	-	-	-	-	-	-	-	-	-	-
Add: Equity-Based Compensation Costs	-	-	-	-	-	-	-	-	-	-
Less: Cash Taxes	-	-	-	-	-	-	-	-	-	-
Distributable Earnings (DE)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
FRE as % of Pre-tax DE	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%

Brookfield Asset Management Ltd. Supplemental Financial Disclosure

New Presentation
Fee-Bearing Capital ($Billions)	As of
	Q3-24	Q4-24	Q1-25	Q2-25	Q3-25	Q4-25	Q1-26	Q2-26

Infrastructure	$ 99	$ 97	$ 96	$ 100	$ 101	$ 106	$ 109	$ 114
Energy	58	58	58	64	69	67	72	74
Private Equity	44	45	43	43	46	48	48	54
Real Estate	94	94	100	102	102	102	103	104
Credit	269	266	275	278	286	304	305	349
Total FBC	$ 564	$ 560	$ 572	$ 587	$ 604	$ 627	$ 637	$ 695

Old Presentation
Fee-Bearing Capital ($Billions)	As of
	Q3-24	Q4-24	Q1-25	Q2-25	Q3-25	Q4-25	Q1-26	Q2-26

Infrastructure	$ 99	$ 97	$ 96	$ 100	$ 101	$ 106	$ 109	$ 114
Energy	58	58	58	64	69	67	72	74
Private Equity	44	45	43	43	46	48	48	54
Real Estate	94	94	100	102	102	102	103	104
Credit	244	245	252	253	263	280	282	326
Total FBC	$ 539	$ 539	$ 549	$ 562	$ 581	$ 603	$ 614	$ 672

Change
Fee-Bearing Capital ($Billions)	As of
	Q3-24	Q4-24	Q1-25	Q2-25	Q3-25	Q4-25	Q1-26	Q2-26

Infrastructure	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Energy	-	-	-	-	-	-	-	-
Private Equity	-	-	-	-	-	-	-	-
Real Estate	-	-	-	-	-	-	-	-
Credit	25	21	23	25	23	24	23	23
Total FBC	$ 25	$ 21	$ 23	$ 25	$ 23	$ 24	$ 23	$ 23

Brookfield Asset Management Ltd. Supplemental Financial Disclosure

New Presentation
Reconciliation of Net Income to Fee-Related Earnings and Distributable Earnings ($Millions)
	Last Three Months Ended
	Q3-24	Q4-24	Q1-25	Q2-25	Q3-25	Q4-25	Q1-26	Q2-26
Net income	$ 537	$ 680	$ 507	$ 584	$ 692	$ 615	$ 586	$ 1,172
Add or subtract the following:
Provision for taxes[9]	96	129	75	75	78	299	110	162
Depreciation and amortization[10]	4	3	3	11	30	24	20	20
Carried interest allocations[11]	(55)	(29)	(2)	63	(112)	(158)	(112)	(553)
Carried interest allocation compensation[11]	38	11	146	16	(20)	4	211	51
Other income and expenses[12]	69	(24)	55	55	97	43	(21)	(41)
Interest expense[13]	8	5	13	37	26	39	47	60
Interest and dividend revenue[13]	(34)	(26)	(20)	(42)	(31)	(36)	(29)	(36)
Other revenues[14]	(141)	(59)	(115)	(197)	(143)	(115)	(207)	(117)
Share of income from equity method investments[15]	(61)	(145)	(58)	(181)	(110)	(53)	(70)	(199)
Fee-related earnings of equity investment methods at our share[15]	87	95	106	103	132	153	144	170
Compensation costs recovered from affiliates[16]	95	34	(8)	137	121	48	67	101
Other adjustments[17]	1	3	(4)	15	(6)	4	26	18
Fee-Related Earnings (FRE)	$ 644	$ 677	$ 698	$ 676	$ 754	$ 867	$ 772	$ 808
Add: Investment & Other Income (Net of Interest Expense)[18]	51	52	33	14	(6)	(8)	11	(27)
Add: Equity-Based Compensation Costs[18]	8	8	14	11	11	8	14	23
Less: Cash taxes[19]	(84)	(88)	(91)	(88)	(98)	(100)	(95)	(97)
Distributable Earnings (DE)	$ 619	$ 649	$ 654	$ 613	$ 661	$ 767	$ 702	$ 707

Reconciliation of Revenues to Fee Revenues ($Millions)

	Q3-24	Q4-24	Q1-25	Q2-25	Q3-25	Q4-25	Q1-26	Q2-26
Base management and advisory fees	$ 768	$ 794	$ 837	$ 815	$ 859	$ 873	$ 860	$ 919
Incentive Fees[20]	106	106	117	116	116	212	130	128
Fee Revenues from equity method investments[21]	387	376	400	424	483	517	503	532
Other adjustments[22]	-	(3)	(13)	(4)	1	(11)	14	8
Total Fee Revenues	$ 1,261	$ 1,273	$ 1,341	$ 1,351	$ 1,459	$ 1,591	$ 1,507	$ 1,587

Old Presentation
Reconciliation of Net Income to Fee-Related Earnings and Distributable Earnings ($Millions)
	Last Three Months Ended
	Q3-24	Q4-24	Q1-25	Q2-25	Q3-25	Q4-25	Q1-26	Q2-26
Net income	$ 537	$ 680	$ 507	$ 584	$ 692	$ 615	$ 586	$ 1,172
Add or subtract the following:
Provision for taxes[9]	96	129	75	75	78	299	110	162
Depreciation and amortization[10]	4	3	3	11	30	24	20	20
Carried interest allocations[11]	(55)	(29)	(2)	63	(112)	(158)	(112)	(553)
Carried interest allocation compensation[11]	38	11	146	16	(20)	4	211	51
Other income and expenses[12]	69	(24)	55	55	97	43	(21)	(41)
Interest expense[13]	8	5	13	37	26	39	47	60
Interest and dividend revenue[13]	(34)	(26)	(20)	(42)	(31)	(36)	(29)	(36)
Other revenues[14]	(141)	(59)	(115)	(197)	(143)	(115)	(207)	(117)
Share of income from equity method investments[15]	(61)	(145)	(58)	(181)	(110)	(53)	(70)	(199)
Fee-related earnings of equity investment methods at our share[15]	87	95	106	103	132	153	144	170
Compensation costs recovered from affiliates[16]	95	34	(8)	137	121	48	67	101
Other adjustments[17]	1	3	(4)	15	(6)	4	26	18
Fee-Related Earnings (FRE)	$ 644	$ 677	$ 698	$ 676	$ 754	$ 867	$ 772	$ 808
Add: Investment & Other Income (Net of Interest Expense)[18]	51	52	33	14	(6)	(8)	11	(27)
Add: Equity-Based Compensation Costs[18]	8	8	14	11	11	8	14	23
Less: Cash taxes[19]	(84)	(88)	(91)	(88)	(98)	(100)	(95)	(97)
Distributable Earnings (DE)	$ 619	$ 649	$ 654	$ 613	$ 661	$ 767	$ 702	$ 707

Reconciliation of Revenues to Fee Revenues ($Millions)

	Q3-24	Q4-24	Q1-25	Q2-25	Q3-25	Q4-25	Q1-26	Q2-26
Base management and advisory fees	$ 768	$ 794	$ 837	$ 815	$ 859	$ 873	$ 860	$ 919
Incentive Fees[20]	106	106	117	116	116	212	130	128
Fee Revenues from equity method investments[21]	336	338	359	358	414	438	422	439
Other adjustments[22]	-	(3)	(13)	(4)	1	(11)	14	8
Total Fee Revenues	$ 1,210	$ 1,235	$ 1,300	$ 1,285	$ 1,390	$ 1,512	$ 1,426	$ 1,494

Change
Reconciliation of Net Income to Fee-Related Earnings and Distributable Earnings ($Millions)
	Last Three Months Ended
	Q3-24	Q4-24	Q1-25	Q2-25	Q3-25	Q4-25	Q1-26	Q2-26
Net income	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Add or subtract the following:
Provision for taxes[9]	-	-	-	-	-	-	-	-
Depreciation and amortization[10]	-	-	-	-	-	-	-	-
Carried interest allocations[11]	-	-	-	-	-	-	-	-
Carried interest allocation compensation[11]	-	-	-	-	-	-	-	-
Other income and expenses[12]	-	-	-	-	-	-	-	-
Interest expense[13]	-	-	-	-	-	-	-	-
Interest and dividend revenue[13]	-	-	-	-	-	-	-	-
Other revenues[14]	-	-	-	-	-	-	-	-
Share of income from equity method investments[15]	-	-	-	-	-	-	-	-
Fee-related earnings of equity investment methods at our share[15]	-	-	-	-	-	-	-	-
Compensation costs recovered from affiliates[16]	-	-	-	-	-	-	-	-
Other adjustments[17]	-	-	-	-	-	-	-	-
Fee-Related Earnings (FRE)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Add: Investment & Other Income (Net of Interest Expense)[18]	-	-	-	-	-	-	-	-
Add: Equity-Based Compensation Costs[18]	-	-	-	-	-	-	-	-
Less: Cash taxes[19]	-	-	-	-	-	-	-	-
Distributable Earnings (DE)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Reconciliation of Revenues to Fee Revenues ($Millions)

	Q3-24	Q4-24	Q1-25	Q2-25	Q3-25	Q4-25	Q1-26	Q2-26
Base management and advisory fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Incentive Fees[20]	-	-	-	-	-	-	-	-
Fee Revenues from equity method investments[21]	51	38	41	66	69	79	81	93
Other adjustments[22]	-	-	-	-	-	-	-	-
Total Fee Revenues	$ 51	$ 38	$ 41	$ 66	$ 69	$ 79	$ 81	$ 93

Brookfield Asset Management Ltd. Supplemental Financial Disclosure

Endnotes

FRE DE Summary
1	Non-controlling interest represents the approximately 26% of Oaktree not held by Brookfield for the three months ended Jun 30, 2026 ; includes approximately 26% of Oaktree not held by Brookfield for the twelve months ended March 31, 2026. (Approximately 26% from January 1, 2025 to Jun 30, 2026; approximately 27% from April 1, 2024 to December 31, 2024).
2	FRE Margin at our share is calculated consolidating our share of Oaktree's non-controlling interest revenues and costs.
Credit FBC and Fees
3	Long-Term Opportunistic Credit includes our global opportunistic credit fund series.
4	Long-Term Private Credit includes infrastructure debt, real estate debt, and partner manager closed-end private credit funds.
5	Perpetual Opportunistic Credit includes our value opportunistic fund series.
6	Perpetual Private Credit includes senior mezzanine real estate debt, insurance capital allocated into private credit (SMAs), and Oaktree evergreen private credit funds.
7	Perpetual Liquid Credit includes insurance capital allocated to liquid credit products.
FRE DE Details
8	Other income includes BAM's portion of equity method investments’ realized carried interest, investment income, interest expense and other items.
GAAP to non-GAAP
9	This adjustment removes the impact of income tax provisions on the basis that we do not believe this item reflects the present value of the actual tax obligations that we expect to incur over the long-term due to the substantial deferred tax assets of BAM.
10	This adjustment removes the depreciation and amortization on property, plant and equipment and intangible assets, which are non-cash in nature and therefore excluded from FRE as well as certain capital depreciation costs recharged from BAM's affiliates.
11	These adjustments remove the impact of both unrealized and realized carried interest allocations and the associated compensation expense. Unrealized carried interest allocations and associated compensation expense are non-cash in nature. Carried interest allocations and associated compensation costs are included in Distributable Earnings once realized.
12	This adjustment removes other income and expenses associated with fair value changes for consolidated entities and funds.
13	This adjustment removes interest and charges paid or received by consolidated entities and funds.
14	This adjustment adds back other revenues earned that are non-cash in nature.
15	These adjustments remove our share of equity method investments' earnings, including items 9) to 14) above and include its share of equity method investments' Fee-Related Earnings.
16	This item adds back compensation costs that will be borne by affiliates.
17	This adjustment adds back base management fees earned from funds that are eliminated upon consolidation and other items.
18	This adjustment adds back equity-based compensation and other income associated with BAM’s portion of equity method investments' realized carried interest, investment income and other items.
19	Represents the impact of cash taxes paid by the business.
20	This adjustment adds incentive distributions that are included in fee revenues.
21	This adjustment adds Oaktree management fees at 100% ownership and our proportionate share of partner manager earnings.
22	This adjustment involves base management fees earned from funds that are eliminated upon consolidation and other items.

Brookfield Asset Management Ltd. Supplemental Financial Disclosure

Notice to Readers

Brookfield Asset Management Ltd. ("BAM") is not making any offer or invitation of any kind by communication of this Supplemental Information and under no circumstance is it to be construed as a prospectus or an advertisement. Unless otherwise specified, the information and statements presented in this Supplemental Information reflect balances on a 100% basis for BAM and its subsidiaries (“our asset management business”).

This Supplemental Information contains “forward-looking statements” within the meaning of the U.S. Securities Act of 1933, the U.S. Securities Exchange Act of 1934, “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of other relevant securities legislation, including applicable securities laws in Canada, which reflect our current views with respect to, among other things, our operations and financial performance (collectively, “forward-looking statements”). Forward-looking statements include statements that are predictive in nature, depend upon or refer to future results, events or conditions, and include, but are not limited to, statements which reflect management’s current estimates, beliefs and assumptions regarding the operations, business, financial condition, expected financial results, performance, prospects, opportunities, priorities, targets, goals, ongoing objectives, strategies, capital management and outlook of BAM and its subsidiaries, as well as the outlook for North American and international economies for the current fiscal year and subsequent periods, and which are in turn based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. The estimates, beliefs and assumptions of BAM are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and as such, are subject to change. Forward-looking statements are typically identified by words such as “target”, “project”, “forecast”, “expect”, “anticipate”, “believe”, “foresee”, “could”, “estimate”, “goal”, “intend”, “plan”, “seek”, “strive”, “will”, “may” and “should” and similar expressions. In particular, the forward-looking statements contained in this Supplemental Information include statements referring to the future state of the economy or the securities market, the anticipated allocation and deployment of our capital, our liquidity and ability to access and raise capital, our fundraising targets, our target growth objectives, our target carried interest, and the impact of acquisitions and dispositions on our business.

Although BAM believes that such forward-looking statements are based upon reasonable estimates, beliefs and assumptions, actual results may differ materially from the forward-looking statements. Factors that could cause actual results to differ materially from those contemplated or implied by forward-looking statements include, but are not limited to: (i) volatility in the trading price of our class A limited voting shares; (ii) deficiencies in public company financial reporting and disclosures; (iii) the difficulty for investors to effect service of process and enforce judgments in various jurisdictions; (iv) being subjected to numerous laws, rules and regulatory requirements; (v) the potential ineffectiveness of our policies to prevent violations of applicable law; (vi) foreign currency risk and exchange rate fluctuations; (vii) further increases in interest rates; (viii) political instability or changes in government; (ix) unfavorable economic conditions or changes in the industries in which we operate; (x) inflationary pressures; (xi) catastrophic events, such as earthquakes, hurricanes, or pandemics/epidemics; (xii) ineffective management of sustainability considerations, and inadequate or ineffective health and safety programs; (xiii) failure of our information technology systems; (xiv) failure to adopt AI in support of our business objectives (xv) us and our managed assets becoming involved in legal disputes; (xvi) losses not covered by insurance; (xvi) inability to collect on amounts owing to us; (xviii) operating and financial restrictions through covenants in our loan, debt and security agreements; (xix) our ability to maintain our global reputation; (xx) risks related to our infrastructure, energy, private equity, real estate, and credit strategies; (xxi) the impact of poor product development or marketing efforts on fee-bearing capital; (xxii) managing our cash flow and meeting our financial obligations; (xxiii) our acquisitions; (xxiv) requirement of temporary investments and backstop commitments to support our asset management business; (xxv) revenues impacted by a decline in the size or pace of investments made by our managed assets; (xxvi) our earnings growth can vary, which may affect our dividend and the trading price of our class A limited voting shares; (xxvii) exposed risk due to increased amount and type of investment products in our managed assets; (xxviii) information barriers that may give rise to conflicts and risks; (xxix) Brookfield Corporation (“BN”) exercising substantial influence over BAM; (xxx) BN transferring the ownership of BAM to a third party; (xxxi) potential conflicts of interest with BN; (xxxii) difficulty in maintaining our culture or managing our human capital; (xxxiii) United States and Canadian taxation laws and changes thereto and (xxxiv) other factors described from time to time in our documents filed with the securities regulators in the United States and Canada.

We caution that the foregoing list of important factors that may affect future results is not exhaustive and other factors could also adversely affect future results. Readers are urged to consider these risks, as well as other uncertainties, factors and assumptions carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements, which are based only on information available to us as of the date of this Supplemental Information or such other date specified herein. Except as required by law, BAM undertakes no obligation to publicly update or revise any forward-looking statements, whether written or oral, that may be as a result of new information, future events or otherwise.

STATEMENT REGARDING PAST AND FUTURE PERFORMANCE AND TARGET RETURNS
Past performance is not indicative nor a guarantee of future results. There can be no assurance that comparable results will be achieved in the future, or that future investments or fundraising efforts will be similar to the historic results presented herein (because of economic conditions, the availability of investment opportunities or otherwise).

The target returns set forth herein are for illustrative and informational purposes only and have been presented based on various assumptions made by BAM. in relation to, among other things, the investment strategies being pursued by the funds, any of which may prove to be incorrect. Due to various risks, uncertainties and changes (including changes in economic, operational, political or other circumstances) beyond BAM.’s control, the actual performance of the funds could differ materially from the target returns set forth herein. In addition, industry experts may disagree with the assumptions used in presenting the target returns. No assurance, representation or warranty is made by any person that the target returns will be achieved, and undue reliance should not be put on them. Prior performance is not indicative of future results and there can be no guarantee that the funds will achieve the target returns or be able to avoid losses.

STATEMENT REGARDING USE OF NON-GAAP MEASURES
We disclose a number of financial measures in this Supplemental Information that are calculated and presented using methodologies other than in accordance with U.S. GAAP, as issued by the International Accounting Standards Board, including, but not limited to, Fee Revenues, Fee-Related Earnings and Distributable Earnings. Supplemental financial measures include Assets Under Management, Fee-Bearing Capital and Uncalled Fund Commitments. We utilize these measures in managing the business, including for performance measurement, capital allocation and valuation purposes and believe that providing these performance measures on a supplemental basis to our U.S. GAAP results is helpful to investors in assessing the overall performance of our businesses. These non-GAAP measures have limitations as analytical tools and should not be considered as the sole measure of our performance and should not be considered in isolation from, or as a substitute for, similar financial measures calculated in accordance with U.S. GAAP. We caution readers that these non-GAAP financial measures or other financial metrics may differ from the calculations disclosed by other businesses and, as a result, may not be comparable to similar measures presented by other issuers and entities.